Morgan, Lewis & Bockius LLP                             MORGAN LEWIS
1111 Pennsylvania Avenue, NW                            COUNSELORS AT LAW
Washington, DC  20004
Tel.  202.739.3000
Fax: 202.739.3001
www.morganlewis.com


Ryan F. Helmrich
202.739.5498
rhelmrich@morganlewis.com







February 16, 2007


VIA EDGAR

U.S. Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:   The World Funds, Inc.: File Nos. 333-29289 and 811-08255
      Filing Pursuant to Rule 497(e)

Ladies and Gentlemen:

On behalf of our client, The World Funds, Inc., we are filing, pursuant to Rule 497(e) under the Securities Act of 1933, supplements dated February 16, 2007 to the the Eastern European Equity Fund's Prospectuses and Statement of Additional Information ("SAI") dated May 1, 2006, as supplemented October 19, 2006.

Please contact me at 202.739.5498 with your questions or comments.

Very truly yours,

/s/ Ryan F. Helmrich

Ryan F. Helmrich

                              THE WORLD FUNDS, INC.

                          EASTERN EUROPEAN EQUITY FUND

                       Supplement dated February 16, 2007
                                     to the
                 Class A Shares Prospectus dated May 1, 2006,
                       as supplemented on October 19, 2006

This supplement provides new and additional information that affects information contained in the Prospectus and should be read in conjunction with the Prospectus.

On page 6 of the Prospectus, under the section titled RISKS, the following paragraph has been added following the fifth paragraph:

      IPO Risk - The Fund may purchase securities in initial public offerings ("IPOs"). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offering in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.



              SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE.

                              THE WORLD FUNDS, INC.

                          EASTERN EUROPEAN EQUITY FUND

                       Supplement dated February 16, 2007
                                     to the
                 Class C Shares Prospectus dated May 1, 2006,
                       as supplemented on October 19, 2006

This supplement provides new and additional information that affects information contained in the Prospectus and should be read in conjunction with the Prospectus.

On page 6 of the Prospectus, under the section titled RISKS, the following paragraph has been added following the second full paragraph:

      IPO Risk - The Fund may purchase securities in initial public offerings ("IPOs"). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offering in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.



              SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE.

                              THE WORLD FUNDS, INC.

                          EASTERN EUROPEAN EQUITY FUND

                       Supplement dated February 16, 2007
                                     to the
        Statement of Additional Information ("SAI") dated May 1, 2006, as supplemented on October 19, 2006

This supplement provides new and additional information that affects information contained in the SAI and should be read in conjunction with the SAI.

On page 2 of the SAI, under the heading INVESTMENT PROGRAMS, the following language has been added following the second full paragraph:

      Initial Public Offerings ("IPO") - The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

      The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.



              SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                            SAI FOR FUTURE REFERENCE.